UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2026

Peakstone Realty Trust
(Peakstone Realty Trust, Inc. as successor-by-conversion to Peakstone Realty Trust)

Maryland	001-41686	46-4654479
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Liberty Street, Floor 8 New York, New York	10281
(Address of Principal Executive Offices)	(Zip Code)

(212) 417-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common shares, $0.001 par value per share	PKST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On May 6, 2026, Peakstone Realty Trust, Inc., a Maryland corporation (as successor-by-conversion to, and formerly known as, Peakstone Realty Trust, a Maryland real estate investment trust) (the “Company”), completed the transactions contemplated by the Agreement and Plan of Merger, dated as of February 2, 2026 (the “Merger Agreement”), by and among BSREP V Neon Pooling REIT L.P., BSREP V Neon Pooling Non-REIT L.P. and BSREP V Brookfield Neon Sub L.P., each a Delaware limited partnership (collectively, “Parent”), Neon REIT Merger Sub LLC, a Delaware limited liability company and a subsidiary of Parent (“REIT Merger Sub”), Neon OP Merger Sub LLC, a Delaware limited liability company and a subsidiary of Parent (“Operating Merger Sub” and, collectively with Parent and REIT Merger Sub, the “Parent Parties”), the Company, and PKST OP, L.P., a Delaware limited partnership and a majority owned subsidiary of the Company (the “Operating Partnership” and, together with the Company, the “Company Parties”). Pursuant to the Merger Agreement, at the closing, (i) Operating Merger Sub merged with and into the Operating Partnership, with the Operating Partnership surviving the merger (the “Surviving Partnership” and such merger, the “Partnership Merger”), and (ii) immediately following the consummation of the Partnership Merger, REIT Merger Sub merged with and into the Company, with the Company surviving the merger (the “Surviving Company” and such merger, the “Company Merger” and, together with the Partnership Merger, the “Mergers”). As a result of the Mergers, Parent (or subsidiaries thereof) became the sole common shareholders of the Surviving Company, and the Surviving Partnership became wholly owned by Parent and the Surviving Company (or subsidiaries thereof).

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and under Items 5.01 and 8.01 is incorporated herein by reference into this Item 2.01.

As a result of the Partnership Merger, in accordance with the terms and conditions of the Merger Agreement, at the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), each common unit of the Operating Partnership (each, an “Operating Partnership Common Unit”), or fraction thereof, that was issued and outstanding immediately prior to the Partnership Merger Effective Time was automatically cancelled and converted into the right to receive an amount in cash equal to the product of (i) the REIT Shares Amount (as defined in the Eighth Amended and Restated Limited Partnership Agreement of the Operating Partnership, dated as of April 13, 2023, by and between the Company and the limited partners party thereto, as amended) in effect on such date with respect to such Operating Partnership Common Units multiplied by (ii) $21.00, without interest (the “Partnership Merger Consideration”).

Notwithstanding the foregoing, no consideration was paid in respect of any issued and outstanding Operating Partnership Common Units held by (i) the Parent Parties or any of their respective subsidiaries or (ii) the Company or any of its subsidiaries (the “Acquired Companies”), nor has any right inured or been made with respect to such Operating Partnership Common Units in connection with or as a consequence of the Mergers.

As a result of the Company Merger, in accordance with the terms of the Merger Agreement, at the effective time of the Company Merger (the “Company Merger Effective Time”), each common share, par value $0.001 per share, of the Company (each, a “Company Common Share”), or fraction thereof, that was issued and outstanding immediately prior to the Company Merger Effective Time was automatically cancelled and converted into the right to receive an amount in cash equal to $21.00 per share, without interest (the “Company Merger Consideration”).

Each issued and outstanding Company Common Share held by (i) the Parent Parties or any of their respective subsidiaries or (ii) any of the Acquired Companies as of the Company Merger Effective Time was automatically cancelled and ceased to exist, and no consideration was paid, nor did any rights inure or were any rights made with respect to such Company Common Shares in connection with or as a consequence of the Mergers.

Company RSU Awards

At the Company Merger Effective Time and as a result of the Company Merger, each award of restricted share units granted under the Company’s Second Amended and Restated Employee and Trustee Long-Term Incentive Plan, as amended (each, a “Company RSU Award”), whether vested or unvested, that was outstanding as of immediately prior to the Company Merger Effective Time was automatically cancelled and terminated and converted into the right to receive a cash payment (subject to applicable withholding taxes) equal to the sum of (i) the product obtained by multiplying (x) the number of Company Common Shares underlying such Company RSU Award immediately prior to the Company Merger Effective Time by (y) the Company Merger Consideration, plus (ii) any amounts payable with respect to distribution equivalent rights corresponding to such Company RSU Award that were unpaid as of the Company Merger Effective Time.

The foregoing descriptions of the Merger Agreement and the Mergers are only summaries, do not purport to be complete, and are qualified in their entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 2, 2026.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Company Merger, the Company requested that the New York Stock Exchange (“NYSE”) suspend trading of Company Common Shares on May 6, 2026, delist the Company Common Shares from the NYSE and file a Form 25 with the SEC to report the delisting of Company Common Shares from the NYSE and the deregistration of Company Common Shares under Section 12(b) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). After the Form 25 becomes effective, the Company intends to file a Certification and Notice of Termination of Registration on Form 15 with the SEC to terminate the registration of Company Common Shares under the Exchange Act and to suspend the Company’s reporting obligations under the Exchange Act with respect to Company Common Shares. The information set forth in the Introductory Note and under Item 2.01 is incorporated herein by reference into this Item 3.01.

Item 3.02	Unregistered Sales of Equity Securities.

On May 6, 2026, following the Company Conversion (as defined below), the Converted Company issued 125 shares of 12.0% Series A Redeemable Cumulative Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), for aggregate consideration of $125,000. The offer and sale of the Series A Preferred Stock was exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) and Rule 506 of Regulation D promulgated thereunder. The information set forth under Item 5.03 is incorporated herein by reference into this Item 3.02.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 5.01 and 5.03 is incorporated herein by reference into this Item 3.03.

Item 5.01	Changes in Control of the Registrant.

As a result of the consummation of the Company Merger, a change of control of the Registrant occurred, REIT Merger Sub merged with and into the Company, the Company survived the Company Merger as an entity indirectly controlled by Parent, and the separate corporate existence of REIT Merger Sub ceased. Parent funded the Company Merger Consideration and the Partnership Merger Consideration through a variety of sources, including cash on hand, equity financing and debt financing. The information set forth in the Introductory Note and under Items 2.01 and 5.03 is incorporated herein by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and under Item 2.01 is incorporated herein by reference into this Item 5.02.

On May 6, 2026, effective as of the Company Merger Effective Time, (i) each of the members of the Company’s Board of Trustees (the “Board”) tendered their resignation as a member of the Board and any committee or subcommittee thereof, and (ii) Gautam Huded, Ethan Han and Priyanka Taneja became the trustees of the Surviving Company. These departures were not a result of any disagreements with the Company on any matter relating to its operations, policies or practices.

Also effective as of the Company Merger Effective Time, (i) each of the executive officers of the Company prior to the Company Merger Effective Time resigned their officerships, and (ii) each of Gautam Huded, Ethan Han and Priyanka Taneja was appointed as an officer of the Surviving Company to serve as its President, Secretary and Treasurer, respectively; provided, for the avoidance of doubt, that Michael J. Escalante, Javier F. Bitar and Nina Momtazee Sitzer shall receive the severance payments and other benefits in accordance with their respective employment agreements, as described in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on March 16, 2026.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to the Governing Documents of the Surviving Company

At the Company Merger Effective Time, the declaration of trust of the Company that was in effect immediately prior to the Company Merger Effective Time was amended and restated in its entirety in the form attached hereto as Exhibit 3.1 and became the declaration of trust of the Surviving Company. In addition, at the Company Merger Effective Time, the bylaws of the Company that were in effect immediately prior to the Company Merger Effective Time were amended and restated in their entirety in the form attached hereto as Exhibit 3.2 and became the bylaws of the Surviving Company.

Conversion of the Surviving Company

On May 6, 2026, following the Company Merger Effective Time, the Surviving Company converted from a Maryland real estate investment trust to a Maryland corporation (the “Company Conversion”, and the as-converted company, the “Converted Company”) with the name “Peakstone Realty Trust, Inc.” and each trustee and officer of the Surviving Company as described in Item 5.02 became a member of the board of directors and an officer of the Converted Company.

Pursuant to the Company Conversion, the Articles of Incorporation in the form attached hereto as Exhibit 3.3 became the Articles of Incorporation of the Converted Company, and the bylaws in the form attached hereto as Exhibit 3.4 became the bylaws of the Converted Company.

The information set forth in the Introductory Note and under Items 2.01 and 5.02 is incorporated herein by reference into this Item 5.03.

Item 8.01	Other Events.

On May 6, 2026, the Company and Brookfield Asset Management issued a press release announcing the closing of the Mergers. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 8.01 of this report, including the information in Exhibit 99.1 attached to this report, is furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 8.01 of this report, including the information in Exhibit 99.1 attached to this report, shall not be deemed to be incorporated by reference in the filings of the Registrant under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

2.1*
Agreement and Plan of Merger, dated as of February 2, 2026, by and among BSREP V Neon Pooling REIT L.P., BSREP V Neon Pooling Non-REIT L.P., BSREP V Brookfield Neon Sub L.P., Neon REIT Merger Sub LLC, Neon OP Merger Sub LLC, Peakstone Realty Trust, and PKST OP, L.P., incorporated by reference to Exhibit 2.1 to the Registrant’s Form 8-K filed with the SEC on February 2, 2026.

3.1	Amended and Restated Declaration of Trust of the Surviving Company.
3.2	Third Amended and Restated Bylaws of the Surviving Company.
3.3	Articles of Incorporation of the Converted Company.
3.4	Bylaws of the Converted Company.
99.1	Press Release, dated May 6, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

 * Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAKSTONE REALTY TRUST, INC.
(as successor-by-conversion to Peakstone Realty Trust)

Date: May 6, 2026	By:	/s/ Gautam Huded
	Name:	Gautam Huded
	Title:	President